ING Variable Portfolios, Inc.

ING BlackRock Science and Technology Opportunities Portfolio

ING U.S. Bond Index Portfolio

Supplement dated May 21, 2009 to ING BlackRock Science and Technology Opportunities Portfolio Adviser (“ADV”) Class Prospectus and ING U.S. Bond Index Portfolio ADV Class, Class I, Class S and Service 2 Class (“Class S2”) Prospectuses and ADV Class, Class I, Class S and Class S2 Statement of Additional Information (“SAI”), each dated May 1, 2009

ING BlackRock Science and Technology Opportunities Portfolio (“Portfolio”)

In the May 1, 2009 Prospectus for the Adviser Class shares, David S. Yealy was erroneously reported as a Portfolio Manager to the Portfolio.  All references to Mr. Yealy relating to the management of the Portfolio in the ADV Class Prospectus are hereby deleted in their entirety and Thomas P. Callan and Erin Xie are added.

The sixth paragraph under the section entitled “Management of the Portfolios — ING BlackRock Science and Technology Opportunities Portfolio — BlackRock Advisors, LLC” on page 25 of the Portfolio’s ADV Class Prospectus is hereby deleted and replaced with the following:

Thomas P. Callan, CFA, Managing Director and Senior Portfolio Manager, is the head of BlackRock Advisors’ Global Opportunities Team and is the strategist for all the team’s portfolios. Before becoming part of BlackRock Advisors, Mr. Callan had been with PNC Asset Management Group, which he joined in 1994. Mr. Callan began his career at PNC Bank as a personal trust portfolio manager in 1988 and became a research analyst in 1992.

Erin Xie, Ph.D., Managing Director and Portfolio Manager, is a senior member of BlackRock Advisors’ Global Opportunities Team and is responsible for coverage of stocks in the healthcare sector. Before becoming part of BlackRock Advisors in 2005, Dr. Xie was with State Street Research & Management since 2001. She began her investment career as a pharmaceutical analyst for Sanford Bernstein in 1999.

ING U.S. Bond Index Portfolio

On September 14, 2008, Lehman Brothers Holdings, Inc. (“Lehman”) a parent company of ING U.S. Bond Index Portfolio’s sub-adviser filed a voluntary petition for Chapter 11 bankruptcy protection with the United States Bankruptcy Court for the Southern District of New York.

On December 3, 2008, it was announced that Lehman and NBSH Acquisition, LLC, a newly-formed Delaware limited liability company (“NewCo”), entered into an agreement dated December 1, 2008 (the “Purchase Agreement”).  Pursuant to the Purchase Agreement, a group consisting of portfolio managers, the management team and certain key employees and senior professionals of the Investment Management Division of Lehman Brothers will acquire a majority interest in Neuberger Berman businesses, Lehman Brothers Asset Management LLC (“LBAM” or “Lehman Brothers Asset Management”) and certain alternative asset management business of Lehman Brothers’ Investment Management Division (the “Transaction”).

The consummation of the Transaction on May 4, 2009 was deemed to be an “assignment” (as defined in the Investment Company Act of 1940) of the sub-advisory agreement (“Sub-Advisory

Agreement”) between LBAM and ING Investments, LLC.  The Transaction resulted in the automatic termination of the Sub-Advisory Agreement.  Pursuant to the Portfolio’s Manager of Manager’s relief received from the Securities and Exchange Commission, the Portfolio’s Board of Directors has entered into a new Sub-Advisory Agreement for the Portfolio.  There will be no change in the portfolio management of your Portfolio or in its investment objectives or policies as a result of the Transaction or the new Sub-Advisory Agreement.  An information statement detailing the Transaction and the new Sub-Advisory Agreement will be mailed in the third quarter of 2009.

In conjunction with the change of control, Lehman Brothers Asset Management LLC has changed its name to Neuberger Berman Fixed Income LLC.

As a result of the above-mentioned change of control and sub-adviser name change, effective May 4, 2009 all references to Lehman Brothers Asset Management LLC (“LBAM” or “Lehman Brothers Asset Management”) as the sub-adviser to ING U.S. Bond Index Portfolio are deleted in the ING U.S. Bond Index Portfolio’s ADV Class, Class I, Class S and Class S2 prospectuses and the ADV Class, Class I, Class S and Class S2 SAI, and replaced with Neuberger Berman Fixed Income LLC.

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